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                                                                                              Exhibit 21
                                                  TXU US HOLDINGS
                                               SUBSIDIARY HIERARCHY
                                                Effective 12-31-03
                                                                                              State or Country
                                                                                              of Incorporation
TXU Corp.                                                                                            Texas
    TXU US Holdings Investment Company LLC (1)                                                      Delaware
     TXU US Holdings Company                                                                         Texas
       Oncor Electric Delivery Company                                                               Texas
            TXU Transition Bond Company LLC                                                         Delaware
            TXU Electric Capital I                                                                  Delaware
            TXU Electric Capital II                                                                 Delaware
            TXU Electric Capital III                                                                Delaware
            TXU Electric Capital IV                                                                 Delaware
            TXU Electric Capital V                                                                  Delaware
            TXU Electric Capital VI                                                                 Delaware
            TXU Electric Capital VII                                                                Delaware
            TXU Electric Capital VIII                                                               Delaware
       Pinnacle One GP, LLC (1a)                                                                    Delaware
       TXU Energy Holdings Company                                                                   Texas
         TXU Energy Company LLC (2)                                                                 Delaware
          TXU Energy Investment Company LLC (3)                                                     Delaware
          TXU Energy Finance Company LLC                                                            Delaware
          TXU Energy Retail Management Company LLC                                                  Delaware
               TXU Energy Retail Company LP                                                          Texas
          TXU Energy Solutions Management Company LLC                                               Delaware
          TXU Energy Solutions Investment Company LLC                                               Delaware
               TXU Energy Solutions Company LP                                                       Texas
                   TXU Chilled Water Solutions Company                                               Texas
                   TXU SEM Company                                                                  Delaware
                   MyHomeKey.com, Inc. (4)                                                          Delaware
                   Pantellos Corporation (5)                                                        Delaware
          TXU SESCO Company LLC                                                                      Texas
                TXU SESCO Energy Services Company                                                    Texas
            TXU Portfolio Optimization Company LLC                                                  Delaware
                 TXU Portfolio Management Company LP                                                 Texas
                   TXU Energy Trading (California) Company                                           Texas
                   TXU Energy Trading Canada Limited                                                Canada
                   TXU Energy Trading (Canada) Company                                               Texas
                   TXU Energy Gas Management Company                                                 Texas
                   TXU ET Services Company                                                           Texas
                   Energetica de Mexico, S.A. de C.V.  (6)                                           Mexico
                   Servicios de Energetica de Mexico, S.A. de C.V. (6)                               Mexico
          TXU Mining Management Company LLC                                                         Delaware
                TXU Mining Company LP                                                                Texas
          TXU Big Brown Mining Management Company LLC                                               Delaware
                TXU Big Brown Mining Company LP                                                      Texas
          TXU Fuel Company                                                                           Texas
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
           TXU Generation Management Company LLC                                                    Delaware
             TXU Generation Company LP                                                               Texas
               Fuelco LLC (7)                                                                       Delaware
           TXU Big Brown Management Company LLC                                                     Delaware
             TXU Big Brown Company LP                                                                Texas
           TXU Big Brown Lignite Management Company LLC                                             Delaware
             TXU Big Brown Lignite Company LP                                                        Texas
           TXU DeCordova Management Company LLC                                                     Delaware
             TXU DeCordova Company LP                                                                Texas
           TXU Tradinghouse Management Company LLC                                                  Delaware
             TXU Tradinghouse Company LP                                                             Texas
           TXU Generation Services Company                                                           Texas
           TXU Pedricktown Management Company LLC                                                   Delaware
           TXU Pedricktown Investment Company LLC                                                   Delaware
             TXU Pedricktown Retail Company LLC                                                     Delaware
             TXU Pedricktown Cogeneration Company LP                                                Delaware
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(1)      100% ownership of Class B non-voting common stock of TXU US Holdings
         Company
(1a)     10% ownership by TXU US Holdings Company
(2)      99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings
         Company
(3)      16.1% owned by TXU Energy Solutions Company LP
(4)      5.389% owned by TXU Energy Solutions Company LP
(5)      5.389% owned by TXU Energy Solutions Company LP
(6)      Joint venture with Gas de France  ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Portfolio Management Company LP ("Portfolio") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Portfolio
(7)      92% membership interest owned by TXU Generation Company LP

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                                                 Affiliates
                                                                                State or County
                                                                                of Incorporation
                                                                                or Organization

EIP Holdings LLC (1)                                                                Delaware
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 (1)   20% (2.5M) membership interest owned by TXU Portfolio Management
       Company LP.

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